                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                          SI Diamond Technology, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                          SI DIAMOND TECHNOLOGY, INC.

                       [LOGO OF SI DIAMOND APPEARS HERE]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 29, 1996
                              AND PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
NOTICE OF ANNUAL MEETING
PROXY STATEMENT
Solicitation of Proxies...................................................    1
Voting Securities and Required Vote.......................................    1
Security Ownership of Certain Beneficial Owners...........................    3
Security Ownership of Management..........................................    4
Election of Directors.....................................................    5
Director Nominees.........................................................    5
Information Concerning Continuing Directors...............................    6
Committee And Board Meetings..............................................    7
Director Compensation.....................................................    7
Executive Compensation....................................................    8
Stock Option Grants in Last Fiscal Year...................................    8
Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option
 Values...................................................................    9
Employment Agreements.....................................................    9
Certain Transactions......................................................    9
Compliance with Section 16(a) of the Securities Exchange Act of 1934......    9
Ratification of Selection of Auditors.....................................   10
Proposal 1--Approval of Amended and Restated 1992 Stock Option Plan.......   10
Proposal 2--Approval of Amended and Restated 1992 Outside Directors' Stock
 Option Plan..............................................................   14
Other Business............................................................   17
Shareholder Proposals.....................................................   17
APPENDIX A................................................................  A-1
APPENDIX B................................................................  B-1

                       [LOGO OF SI DIAMOND APPEARS HERE]

                          SI DIAMOND TECHNOLOGY, INC.

  -----------------------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 29, 1996
  -----------------------------------------------------------------------

To the Shareholders of SI Diamond Technology, Inc.:

  NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of the Shareholders (the "Annual Meeting") of SI Diamond Technology, Inc. (the "Company") will be held on July 29, 1996, at 10:00 a.m. Central Daylight Time at the offices of the Company, which are located at 12100 Technology Boulevard, Austin, Texas 78727, for the purpose of considering and acting upon the following matters:

  (1) To elect five directors to hold office in accordance with the Amended and Restated Bylaws of the Company;

  (2) To ratify the appointment of Coopers & Lybrand, L.L.P. as the Company's independent accountants and auditors for the 1996 fiscal year;

  (3) To adopt the Company's Amended and Restated 1992 Stock Option Plan;

  (4) To adopt the Company's Amended and Restated 1992 Outside Directors' Stock Option Plan; and

  (5) To consider and act upon any matters incidental to the foregoing purposes and transact such other business as may properly come before the meeting or any adjournments thereof.

  The record date for the meeting has been established to be June 17, 1996. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You are cordially invited to attend this meeting. Shareholders wishing to attend the Annual Meeting should bring proper identification and evidence of their ownership of shares of the Company's voting securities.

  EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE STILL REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IF YOU ATTEND, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                          By Order of the BOARD OF DIRECTORS,


                                          /s/ Trey Fecteau
                                          Trey Fecteau
                                          Corporate Secretary

June 28, 1996

                          SI DIAMOND TECHNOLOGY, INC.
                          12100 TECHNOLOGY BOULEVARD
                               AUSTIN, TX 78727

                                PROXY STATEMENT

  -----------------------------------------------------------------------

  This proxy statement is furnished to shareholders of SI Diamond Technology, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on July 29, 1996, at 10:00 a.m. Central Daylight Time, at the offices of the Company, which are located at 12100 Technology Boulevard, Austin, Texas 78727, and at any and all adjournments thereof.

  ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN, AND IF NO CHOICE IS SPECIFIED, THE PROXIES WILL BE VOTED: 1) FOR THE ELECTION OF THE FIVE (5) DIRECTORS NAMED BELOW, 2) FOR THE RATIFICATION OF COOPERS & LYBRAND, L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996,
3) FOR THE ADOPTION OF THE COMPANY'S AMENDED AND RESTATED 1992 STOCK OPTION PLAN, 4) FOR THE ADOPTION OF THE COMPANY'S AMENDED AND RESTATED 1992 OUTSIDE DIRECTORS' STOCK OPTION PLAN AND, IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY, ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                            SOLICITATION OF PROXIES

  This Proxy Statement and the accompanying proxy card are first being mailed to shareholders beginning on or about July 1, 1996. Copies of soliciting material will be furnished to brokerage firms, fiduciaries, and other nominees as required for forwarding to beneficial owners. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, telegram, facsimile, or personal interview by directors, officers, or regular employees of the Company. The Company will bear all necessary costs of soliciting proxies in the accompanying form, including the cost of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy material to beneficial owners of stock. The Company has engaged Morrow & Co. Inc., professional proxy solicitors, to assist in the routine solicitation of proxies at a fee of approximately $5,000, plus expenses.

  Proxies may be revoked at any time prior to the exercise thereof by filing with the Corporate Secretary at the Company's principal executive offices, a written revocation on a duly executed proxy bearing a later date. A shareholder who attends the Annual Meeting may, if he or she wishes, vote by ballot, thereby canceling any proxy previously given. For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at the Company's principal executive offices.

                      VOTING SECURITIES AND REQUIRED VOTE

  At the close of business on June 17, 1996, (the "Record Date"), there were outstanding and entitled to vote 11,762,971 shares of the Company's Common Stock, 100 shares of Series A Convertible Preferred Stock (the "Series A Preferred") and 843 shares of Series E Convertible Preferred Stock (the "Series E Preferred") (the Series A Preferred and the Series E Preferred are collectively referred to herein as the "Preferred Stock"). The Common Stock holders of record on the Record Date will be entitled to one vote per share. The Series A Preferred is convertible into 100,275 shares of Common Stock at the option of the holders thereof. The holder of record of the Series A Preferred on the Record Date will be entitled to one vote per share for every share of

Common Stock into which he is entitled to convert. The Series E Preferred is entitled to vote on all matters submitted to a vote of the shareholders on an "as if converted basis." Each share of Series E Preferred is convertible into that number of shares of Common Stock determined by dividing (i) the original issue price of the Series E Preferred (the "Issue Price") plus an amount equal to 8% of the Issue Price per annum from the date the escrow agent first had in its possession the funds representing payment of the Series E Preferred to the conversion date by (ii) the conversion price, which is the lesser of $6.575 or 85% of the average closing bid price for the Company's Common Stock for the five trading days immediately preceding the conversion date. Based on a conversion date of June 17, 1996, the Series E Preferred is convertible into 2,403,881 shares of Common Stock.

  Under the current Amended and Restated By-laws of the Company, the presence, in person or by proxy, of a majority of all outstanding Common Stock and Preferred Stock at the Record Date will constitute a quorum. If there are not sufficient shares represented in person or by proxy at the Annual Meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement of the Annual Meeting in the manner set forth above.

  Under Texas law, the vote of a plurality of the Common Stock and Preferred Stock, present at the Annual Meeting in person or by proxy and voting together as a single class, is necessary to elect directors (Item 1). The ratification of the selection of the Company's independent accountants and auditors (Item
2) requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock entitled to vote and represented at the Annual Meeting in person or by proxy, voting together as a single class. The adoption of the Amended and Restated 1992 Stock Option Plan (Item 3) and the Amended and Restated 1992 Outside Directors' Stock Option Plan (Item 4) each requires the affirmative vote of a majority of the shares of Common Stock and Preferred Stock entitled to vote and represented at the Annual Meeting in person or by proxy, voting together as a single class.

  Abstentions and non-votes (shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting but not voted on a particular matter) have the same effect as a vote "against" a matter presented for shareholder action for the purposes of determining whether sufficient affirmative votes have been cast. Abstentions and non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information with respect to the beneficial ownership of shares of each class of the Company's voting stock as of June 17, 1996, by each person known to be the beneficial owner of 5% or more of the outstanding voting stock of each such class of the Company. For the purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission (the "SEC") to mean generally the power to vote or dispose of securities, regardless of any economic interest therein.

                                                    SHARES OWNED    PERCENT OF
    TITLE OF CLASS         NAME AND ADDRESS         BENEFICIALLY      CLASS
- -------------------------------------------------------------------------------
                     Howard K. Schmidt               1,163,400(1)         9.89%
                     12100 Technology Boulevard
                     Austin, Texas 78727
                        -------------------------------------------------------
                     Gazcomplektimpex                1,845,130(2)        14.91%
     Common Stock    5 Parkovaya Street, 46
                     Moscow, Russia 10526
                        -------------------------------------------------------
                     BEG Enterprises, Inc.             889,887(3)         7.48%
                     33493-14 Mile Road, Suite
                     100
                     Farmington Hills, MI 48331
- -------------------------------------------------------------------------------
  Series A Preferred Evan H. Street                        100          100.00%
                     12100 Technology Boulevard
                     Austin, Texas 78727
- -------------------------------------------------------------------------------
                     Leonardo, L.P.                        150           17.79%
                     c/o Trident Trust Co., Ltd.
                     Elizabeth Square
                     P.O. Box 84
                     Grand Cayman, Cayman Islands
                     BWI
                        -------------------------------------------------------
                     Nelson Partners                       160           18.98%
                     c/o Leeds Management
                     Services, Ltd.
                     129 Front Street
                     Hamilton, Bermuda HM 12
                        -------------------------------------------------------
                     Olympus Securities Ltd.               150           17.79%
                     c/o Leeds Management
                     Services, Ltd.
                     129 Front Street
                     Hamilton, Bermuda HM 12
                        -------------------------------------------------------
                     Gracechurch & Co.                      75            8.90%
                     c/o IFM Asset Management
                     Ltd.
  Series E Preferred 159 New Bond Street
                     London WIY ORR
                     England
                        -------------------------------------------------------
                     Raphael L.P.                           50            5.93%
                     c/o Angelo Gordon & Co.
                     245 Park Avenue, 26th Floor
                     New York, NY 10167
                        -------------------------------------------------------
                     West Merchant Bank Nominees
                     Limited                                50            5.93%
                     33 Grace Church Street
                     London, England EC3VOA
                        -------------------------------------------------------
                     Cornerstone Capital, Inc.              50            5.93%
                     c/o Wood Gundy
                     4120 Young Street, Suite 416
                     Young Corp. Center
                     North York, Ontario, Canada
                     M2P2C8

- --------
(1) Includes 1,500 shares of Common Stock issued in the name of Dr. Schmidt's minor daughter.
(2) Included in this amount are warrants to purchase 61,500 shares of the Company's Series C Preferred Stock, which are convertible into 615,000 shares of the Company's Common Stock.
(3) Included in this amount are warrants to purchase 127,794 shares of the Company's Common Stock.

                       SECURITY OWNERSHIP OF MANAGEMENT

  Set forth below is certain information with respect to beneficial ownership of the Company's Common Stock as of June 17, 1996, by each Director, each Named Executive Officer (defined herein) and by the directors and executive officers as a group. Unless otherwise indicated, each person or member of the group listed has sole voting and investment power with respect to the shares of Common Stock listed.

                                                   AMOUNT OF
                                                  BENEFICIAL    PERCENTAGE
      NAME                                       OWNERSHIP (1)   OF CLASS
      ----                                       -------------  ----------
      Howard K. Schmidt                            1,163,400(2)    9.89%
      Philip C. Shaffer                               87,702          *
      David R. Sincox                                 14,213          *
      Thomas J. Smith                                  8,000          *
      Igor Leontiev (3)                                  -0-          *
      Lawrence K. King (4)                           115,000          *
      C. Robert Kline, Jr. (4)                       100,000          *
      Marc W. Eller                                  889,887(5)    7.48%
      Lee B. Arberg                                      -0-          *
      Ronald J. Berman                               921,887(5)    7.75%
      All Executive Officers and Directors as a
       group (16 persons)                          2,544,109      21.03%

- --------
 * Less than 1%
(1) Included in the amounts indicated are shares which are subject to options exercisable within sixty (60) days of June 17, 1996. The number of such shares are 30,000 for Dr. Shaffer; 8,000 for Mr. Sincox; 8,000 for Mr. Smith; 60,000 for Mr. King; 100,000 for Dr. Kline; and 334,157 for the Directors and executive officers as a group.
(2) Includes 1,500 shares of Common Stock issued in the name of Dr. Schmidt's minor daughter.
(3) Igor Leontiev serves as the President of DiaGasCrown, a subsidiary of Gazcomplektimpex. Gazcomplektimpex owns 1,230,130 shares of Common Stock and warrants to purchase 61,500 shares of the Company's Series C Preferred Stock, which is convertible into another 615,000 shares of the Company's Common Stock. Dr. Leontiev disclaims any beneficial ownership of these securities.
(4) Mr. King resigned as an officer and Director of the Company effective September 30, 1995. Dr. Kline resigned as an officer and Director of the Company effective April 23, 1996.
(5) Included in this number are 772,093 shares of the Company's Common Stock. and warrants to purchase another 127,794 shares of the Company's Common Stock. All of these securities are held by BEG Enterprises, Inc. ("BEG"). Mr. Eller and Mr. Berman each own 50% of the common stock of BEG.

                             ELECTION OF DIRECTORS

  The Company's Amended and Restated Bylaws (the "Bylaws") provide for a Board of Directors divided into three classes having staggered terms with each class as nearly equal in size as possible. Pursuant to the Company's Bylaws, the Board of Directors has set its size at eight members as of the date of the Annual Meeting. The current term of office of the Directors in Class III expires at the Annual Meeting. The terms of office of Directors in Class I and Class II will expire at the annual meetings of shareholders to be held in 1997 and 1998, respectively. At each annual meeting of shareholders, Directors will be elected to succeed those whose terms then expire, with each newly elected Director to serve for a three-year term.

                               DIRECTOR NOMINEES

  Mr. Ronald J. Berman, Dr. Howard K. Schmidt and Mr. Thomas J. Smith, all of whom currently serve on the Board of Directors of the Company, have been nominated for Class III to each serve a three-year term ending at the annual meeting of the shareholders of the Company in 1999. Mr. Lee B. Arberg and Mr. Marc W. Eller have been nominated for Class I to each serve a one-year term ending at the annual meeting of shareholders of the Company in 1997. It is intended that the persons named in the accompanying proxy will vote shares represented by properly executed proxies for the election of the five listed nominees as Directors unless authority to vote is withheld. If any nominee should become unavailable to serve on the Board of Directors, the persons named in the proxy may act with discretionary authority to vote the proxy for such other person, if any, as may be designated by the Board of Directors. However, the Board of Directors is not aware of any circumstances likely to render any of the nominees unavailable for election. The vote of a plurality of the shares of Common Stock and Preferred Stock present at the Annual Meeting in person or by proxy and entitled to vote therein, voting together as a single class, will be necessary to elect the nominees.

  The following sets forth certain information with respect to the business experience of each nominee during the past five years. Unless otherwise indicated, each person has had the same principal occupation for at least five years.

CLASS III DIRECTORS--TERM EXPIRING 1999

  RONALD J. BERMAN, age 39, has been a Director of the Company since May 1996. Mr. Berman co-founded BEG Enterprises, Inc. with Marc W. Eller, and has been its President since 1989. Mr. Berman earned a Juris Doctor degree in 1980 from the University of Detroit. Prior to 1989, Mr. Berman was an attorney in private practice.

  HOWARD K. SCHMIDT, Ph.D., age 37, currently serves as the Company's Chairman of the Board, President and Chief Executive Officer. Until June 1994, he was the Company's Director of Research and he has served as a member of its Board of Directors since its inception. From March 1989 through January 1991, Dr. Schmidt served as Vice President of the Company and from January 1991 through March 1992, Dr. Schmidt served as President. From March 1992 until June 1994, Dr. Schmidt served as the Chief Operating Officer of the Company. Dr. Schmidt organized the Company in 1987.

  THOMAS J. SMITH, age 55, has been a Director of the Company since October 1994. Since September 1995 Mr. Smith has been the President of General Electrodynamics Corporation. From December 1994 until September 1995 Mr. Smith was the President of Omega Management Corporation. From 1990 through 1994, Mr. Smith served as Group President and CEO of a manufacturing group of Morrison Knudsen Corporation. From 1988 to 1990, he served as the Senior Vice President of Fokker Aircraft. Prior to 1988, Mr. Smith served as President and CEO of an aircraft subsidiary of Fairchild Industries.

CLASS I DIRECTORS--TERM EXPIRING 1997

  LEE B. ARBERG, age 29, has been a Director since May 1996. Mr. Arberg founded Hemisphere Trading Company ("Hemisphere"), a registered investment advising firm, in June 1992. Mr. Arberg manages the overall operations of Hemisphere and serves as its Chief Investment Officer. Prior to the formation of Hemisphere Trading Company, Mr. Arberg was a financial analyst with Cummins Engine Company, specializing in the strategic acquisitions of private companies with revenues of $75-$250 million.

  MARC W. ELLER, age 40, has been a Director of the Company since November 1995. Mr. Eller co-founded BEG Enterprises, Inc. with Mr. Berman and has been its Vice-President since 1989. For the past five years Mr. Eller has been involved in real estate investment and in investment banking activities for publicly traded companies.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

                  INFORMATION CONCERNING CONTINUING DIRECTORS

  The following sets forth certain information with respect to the members of the Company's Board of Directors whose current terms will continue after the Annual Meeting. Information is provided concerning the business experience of each continuing Director during the past five years.

CLASS I DIRECTOR--TERM EXPIRING 1997

  DAVID R. SINCOX, age 56, has been a Director of the Company since October 1994. Since 1987, Mr. Sincox has served as the Vice President of
Administration of Ref-Chem Construction Corporation, an engineering and construction firm.

CLASS II DIRECTORS--TERM EXPIRING 1998

  PHILIP C. SHAFFER, Ph.D., age 59, has been a Director of the Company since March 1992. Since 1977, Dr. Shaffer has worked as a self employed consultant in the field of aerospace technology and management, with an emphasis in business acquisition. Dr. Shaffer also serves as the General Partner of an oil and gas development partnership with a total capitalization of approximately $1.2 million. Prior to 1977, Dr. Shaffer worked for 13 years in the National Aeronautics and Space Administration in a series of positions including Flight Dynamics Officer, Apollo and Skylab Flight Director, Special Assistant to the Director of the Johnson Space Center and Manager of Space Shuttle Operations.

  IGOR LEONTIEV, Ph.D., age 52, has been a Director since March 1995. Since 1964, Dr. Leontiev has worked with Gazprom, the national gas company of Russia. He currently serves as the President of DiaGasCrown, a subsidiary of Gazcomplektimpex and Gazprom. In February 1995, Gazcomplektimpex acquired stock and warrants currently totaling 14.91% of the Company's Common Stock.

  All of the Company's Directors have retained the right to pursue additional business activities that (1) are not competitive with the business of the Company, and (2) do not adversely affect their performance as Directors. If, as and when conflicts of interest arise, the nature of the conflict must be fully disclosed to the Board of Directors, and the person who is subject to the conflict must abstain from participating in any decision that may impact on his conflict of interest. Except for this disclosure and abstention policy, the Directors will not be in breach of any fiduciary duties owed to the Company or the shareholders by virtue of their participation in such additional business activities.

                         COMMITTEE AND BOARD MEETINGS

  The Company's Board of Directors has three standing Committees, the Audit Committee, the Compensation Committee, and the Executive Committee. The Audit Committee, which is composed of Messrs. Sincox and Smith, was created to work with the Company's auditors and serve as the principle interface between the Board of Directors and such auditors. The Audit Committee is also responsible for reviewing the Company's internal control procedures, financial statements of the Company, and, with the Company's independent accountants, the results of the annual audit. The Audit Committee met once during 1995.

  The Compensation Committee, which during 1995 was composed of Drs. Schmidt and Shaffer, was created to administer the Company's employee stock option plans, to determine the Company's overall compensation policies, and to make all decisions with respect to the compensation of the officers and managerial employees of the Company. The Compensation Committee met four times during 1995.

  The Executive Committee, which during 1995 was composed of Drs. Schmidt, Shaffer, and Kline, was created to make all decisions regarding the day to day management of the affairs of the Company during the period between regular meetings of the Board of Directors. The Executive Committee met twice during 1995.

  During fiscal 1995, the Board of Directors held thirteen meetings. Each director attended at least 75% of the aggregate number of meetings of the Company's Board of Directors and of committees of such board on which he served, with the exception of Dr. Leontiev, who attended approximately 40% of the aggregate number of meetings of the Company's Board of Directors. Dr. Leontiev does not serve on any committees of the Board of Directors.

                             DIRECTOR COMPENSATION

  The Company pays all Directors who are not salaried employees of the Company a Director's Fee of $150 per meeting attended in person and $50 per meeting attended by phone for Board of Director and committee meetings, together with reimbursements for reasonable travel, lodging, and food expenses incurred in connection with such meetings.

  During 1995, Director's fees of $1,700 to Dr. Shaffer, $1,400 to Mr. Sincox, $1,550 to Mr. Smith, $600 to Dr. Leontiev, and $200 to Mr. Eller were paid by the Company. All outside Directors of the Company may participate in the Company's Amended and Restated 1992 Outside Directors' Stock Option Plan (the "Outside Directors' Plan"). Under the Outside Directors' Plan, the Company grants stock options to any Director who is not a full time salaried employee of the Company. The purpose of the Outside Directors' Plan is to encourage continued service of qualified outside Directors and provide them with additional incentive to assist the Company in achieving its growth objectives. The Outside Directors' Plan, as amended by the Board of Directors, is being submitted to the shareholders at the Annual Meeting for their approval. The amendments to the Outside Directors' Plan, among other things, change the Outside Directors' Plan to a formula plan. For more information, see "Proposal 2--Approval of Amended and Restated Outside Directors' Stock Option Plan."

  Under the Outside Directors' Plan, grants have been made to Philip C. Shaffer (50,000 options), Thomas J. Smith (20,000 options), David R. Sincox (20,000 options) and Marc W. Eller (20,000 options). These grants of options have been priced at $5.50, $4.125, and $4.675, respectively for Dr. Shaffer and Messrs. Smith and Sincox, the then fair market value of the shares at the respective dates of the grants. Mr. Eller's options were granted under the Outside Directors' Plan prior to its amendment by the Board of Directors and cannot be awarded until his election to the Board of Directors is voted on by the Company's shareholders at the Annual Meeting. If elected by the shareholders at such time, his options will be priced at the fair market value of the Company's Common Stock on that date. Messrs. Berman and Arberg were appointed to the Board of Directors after the Board amended the Company's Outside Directors' Plan, subject to shareholder approval at the Annual Meeting. If Messrs. Berman and Arberg are elected as Directors by the shareholders at the Annual Meeting they will receive options to purchase 4,383 shares and 4,000 shares, respectively, of the Company's Common Stock at the fair market value of the Company's Common Stock of the date of the Annual Meeting.

                            EXECUTIVE COMPENSATION

  The following table sets forth the total cash compensation paid or to be paid, as well as certain other compensation paid or accrued, for services rendered during the fiscal years ended December 31, 1995, 1994 and 1993 by the Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1995 (the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                      ANNUAL      LONG-TERM
                                   COMPENSATION  COMPENSATION
                                  -------------- ------------
                                                  SECURITIES
                                                  UNDERLYING     ALL OTHER
   NAME AND POSITION         YEAR  SALARY  BONUS OPTIONS (#)  COMPENSATION(4)
   -----------------         ---- -------- ----- ------------ ---------------
   Howard K. Schmidt,        1995 $106,952 $-0-        -0-         $ -0-
   President and CEO         1994   84,000  -0-        -0-           -0-
                             1993   82,100  -0-        -0-           -0-
   C. Robert Kline,
    Jr.(1)(2)                1995  118,644  -0-     15,000           -0-
   Chief Operating Officer   1994   61,820  -0-     50,000         2,500
   Lawrence K. King(3)       1995  101,901  -0-        -0-           -0-
   Executive Vice President  1994   74,753  -0-     50,000         2,478
   and Chief Financial       1993   65,000  -0-        -0-           -0-
    Officer

- --------
(1) Dr. Kline commenced employment with the Company on June 12, 1994.
(2) Dr. Kline resigned as an officer of the Company on April 23, 1996.
(3) Mr. King resigned as an officer of the Company effective September 30, 1995.
(4) Amounts under the heading "All Other Compensation" are for matching contributions made by the Company to the Company's 401(k) plan on behalf of the Named Executive Officer.

  None of the Named Executive Officers received perquisites which exceed in value the lesser of $50,000 or 10% of such officers' salary and bonus.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

  The Company has an Amended and Restated 1992 Stock Option Plan which may be used to grant employees, including officers of the Company, incentive stock options designed to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. The following table sets forth information concerning stock option grants to the Named Executive Officers in 1995.

                                                  PERCENT OF TOTAL
                                  NUMBER OF       OPTIONS GRANTED
                            SECURITIES UNDERLYING TO EMPLOYEES IN     EXERCISE OR    EXPIRATION
   NAME                      OPTIONS GRANTED (#)  FISCAL YEAR 1995 BASE PRICE ($/SH)    DATE
   ----                     --------------------- ---------------- ----------------- ----------
   Howard K. Schmidt                  -0-                N/A               N/A          N/A
   C. Robert Kline, Jr.(1)         15,000               3.32%            $7.25       5/18/2005
   Lawrence K. King                   -0-                N/A               N/A          N/A

- --------
(1) These options were granted to Dr. Kline on May 18, 1995. They have a ten year term and are all currently exercisable.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth certain information concerning options exercised by the Named Executive Officers during the fiscal year ended December 31, 1995, and the number and value of the options held at the end of the fiscal year 1995 based upon the closing price of $6.625 per share of the Common Stock on December 29, 1995, on the NASDAQ Small Cap Market.

                                                     NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                                          OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                       DECEMBER 31, 1995         DECEMBER 31, 1995
                                                   ------------------------- -------------------------
                      SHARES ACQUIRED    VALUE
NAME                  ON EXERCISE (#) REALIZED ($) EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- ----                  --------------- ------------ ------------------------- -------------------------
Howard K. Schmidt            -0-             N/A                N/A                          N/A
C. Robert Kline, Jr.         -0-             N/A           65,000/0                $ 46,750/$0.0
Lawrence K. King          40,000        $242,600           60,000/0                $116,900/$0.0

                             EMPLOYMENT AGREEMENTS

  The Company does not have employment agreements with any of its officers.

                             CERTAIN TRANSACTIONS

  In June 1992, Dr. Schmidt agreed to sell 500,000 shares of Common Stock previously held by him to Mr. Robert Gow, the former President of the Company, for a total consideration of $5,000. These shares were subject to repurchase by Dr. Schmidt for a period of five years, at a price of $0.01 per share, if Mr. Gow voluntarily resigned his position as President of the Company. Under the terms of the purchase and sale agreement, Dr. Schmidt repurchased 237,500 shares of Common Stock upon the resignation of Mr. Gow in July 1994.

  Concurrently, Mr. Gow agreed to sell 25,000 shares of the Common Stock purchased from Dr. Schmidt to Mr. Lawrence King for a total consideration of $250. The shares transferred to Mr. King were subject to all of the repurchase provisions of the agreement between Dr. Schmidt and Mr. Gow. Upon his resignation, Mr. Gow did not repurchase any shares under this agreement.

  In connection with its capital raising activities, the Company has utilized the services of BEG Enterprises, Inc. ("BEG"). Marc W. Eller and Ronald J. Berman, Directors of the Company, each own 50% of the common stock of BEG. In connection with its services to the Company, BEG received $16,000 per month from November 1995 through April 1996 for a total of $96,000. BEG also received $78,295 in February 1996 in connection with these services provided to the Company and warrants to purchase a total of 65,034 shares of the Company's Common Stock. 15,034 of these warrants were priced at $7.89 per share, payable to the Company upon exercise, and 50,000 of these warrants were priced at $6.30 per share, payable to the Company upon exercise. The Company believes that such consideration is comparable to what would have been made to other non-affiliated firms for comparable services.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  During the fiscal year ended December 31, 1995, Marc W. Eller, a Director of the Company, was late in filing his Form 3 pursuant to Section 16(a) of the Exchange Act. Gazcomplektimpex, the holder of 14.91% of the Company's Common Stock, was late in filing a Form 5 for 1995 with respect to its conversion of Series C Preferred into Common Stock.

                     RATIFICATION OF SELECTION OF AUDITORS

  Coopers & Lybrand, L.L.P. acted as the Company's independent public accountants and auditors for the 1995 fiscal year. The Board has approved and recommends the continuation of Coopers and Lybrand, L.L.P. as the independent public accountants and auditors for the current fiscal year ending December 31, 1996.

  A representative of Coopers & Lybrand, L.L.P. is expected to be present at the Meeting, with the opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

VOTE REQUIRED

  The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, present in person or represented by proxy at the Annual Meeting and voting together as a single class, is required to ratify the selection of Coopers & Lybrand, L.L.P. as the Company's independent accountants and auditors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND, L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS.

                                  PROPOSAL 1

                       APPROVAL OF AMENDED AND RESTATED
                            1992 STOCK OPTION PLAN

GENERAL

  On April 26, 1996, the Board of Directors approved amendments to the Company's Amended and Restated 1992 Stock Option Plan (the "Employee Plan"), subject to approval by the shareholders of the Company at the Annual Meeting.

  Under the Employee Plan, employees may be granted awards of options to purchase the Company's Common Stock, affording key personnel an opportunity to acquire proprietary interests in the Company and providing them incentives to put forth maximum efforts for the success of the business. The awards may be in the form of incentive stock options ("Incentive Options"), as provided in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Nonqualified Options"). Currently, the maximum aggregate number of shares as to which options may be granted under the Employee Plan is 1,275,000. The granting of Incentive Options is limited to current employees who have been regular full-time employees of the Company or its subsidiaries for more than one year. Nonqualified Options may be granted to any person, including, but not limited to, employees, independent agents, consultants, and attorneys. Directors who are not full-time salaried employees of the Company or its subsidiaries, or exclusive, full-time consultants of the Company or its subsidiaries may not participate in the Employee Plan.

  The Employee Plan is administered by a compensation committee which is appointed by the Board of Directors to perform such function (the "Compensation Committee"). The Compensation Committee currently consists of two members of the Board of Directors, each of whom is a "disinterested person" as defined by Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Committee has sole authority to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option. The Compensation Committee may designate options as Incentive Options or Nonqualified Options, interpret the Employee Plan, determine the terms and provisions of the option agreements entered into in connection with options under the Employee Plan, and make all other determinations deemed necessary or advisable for the administration of the Employee Plan.

  The purchase price of the Common Stock covered by each Incentive Option, as determined by the Committee, shall be not less than 100% of the fair market value of a share of the Common Stock on the date on which the Option is granted. The purchase price of the Common Stock covered by each Nonqualified Option, as determined by the Committee, shall generally be fair market value, although the Committee may grant Nonqualified Options with prices below fair market value. The term of each option granted under the Employee Plan shall not be more than ten (10) years from the date of grant, as the Compensation Committee shall determine, subject to earlier termination as provided in the Employee Plan.

AMENDMENTS TO EMPLOYEE PLAN

  The Employee Plan has been amended to increase the number of shares issuable under it to 3,000,000 shares from 1,275,000 shares.

  An amendment has also been made to the Employee Plan to give authority to the Compensation Committee to provide for the extension of the exercisability of an award made under the Employee Plan, or to accelerate the vesting or exercisability of an award, eliminate or make less restrictive any restrictions contained in an award, waive any restriction or other provision of the Employee Plan or an award, or otherwise amend or modify an award.

  The Employee Plan currently provides that the purchase price of an exercised option awarded under the Employee Plan shall be paid in full in cash, or, at the election of the Company, by the tender of shares of Common Stock of the Company which are already owned by the option holder. The Plan has been amended to permit the Committee to also allow the exercise of an option by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an option.

  The Employee Plan has been further amended to provide that options granted under the Employee Plan shall automatically become fully exercisable upon a "Change of Control" of the Company. A "Change of Control" shall have occurred if and only if any of the following events have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; (b) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest;
(c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new Director whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

  Currently, the Employee Plan states that if an employee ceases to be employed with the Company, his options terminate within 30 days after such termination of employment (but not later than the date on which the option terminates). The Employee Plan has been amended to provide the Compensation Committee, in such cases, with the power to provide for the extension of the exercisability of an award made under the Employee Plan, or to accelerate the vesting of exercisability of an award, eliminate or make less restrictive any restrictions contained in an award, waive any restriction or other provision of the Employee Plan or an award, or otherwise amend or modify the award, as long as the employee is not terminated for "Cause" as defined in Section 10 of the Employee Plan in Appendix A.

  A complete copy of the Employee Plan, as amended, restated and approved by the Company's Board of Directors, is attached to this Proxy Statement as Appendix A.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general description of the federal income tax consequences of options granted and exercised under the Employee Plan based upon present tax law which is subject to change. Each optionee should consult with his or her own tax advisor with respect to the specific tax treatment of his or her particular transactions under the Employee Plan. Depending on the terms of the particular option grant, options granted under the Employee Plan may be either incentive stock options or nonqualified stock options.

  INCENTIVE STOCK OPTIONS. Incentive stock options are options intended to qualify under Section 422 of the Code. Incentive stock options may only be issued to employees. An optionee will not recognize income on the grant of an incentive stock option, and generally will not recognize income on the exercise of an incentive stock option (except as described in the following paragraph). Under these circumstances, no deduction will be allowable to the Company in connection with either the grant of such options or the issuance of shares upon the exercise thereof.

  If the exercise of an incentive stock option occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), however, the exercise will not be treated as the exercise of an incentive stock option and the optionee will be taxed in the same manner as described below with respect to the exercise of a nonqualified stock option.

  Gain or loss from the sale or exchange of shares acquired upon exercise of an incentive stock option generally will be treated as capital gain or loss. However, if shares acquired pursuant to the exercise of an incentive stock option are disposed of within two years after the option was granted or within one year after the shares were transferred pursuant to the exercise of the option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to a substantial risk of forfeiture) over the exercise price. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the Company will be entitled to a deduction in the same amount.

  If the fair market value of shares subject to incentive stock options that become exercisable for the first time by any optionee in any calendar year exceeds $100,000 (determined at the time the options are granted), then the excess over that limitation will be treated as options which are not incentive stock options, and the optionee will be taxed upon exercise of those excess options in the same manner as on the exercise of nonstatutory stock options. In the case of ordinary income recognized by an optionee in connection with the exercise of such excess options, the Company will be entitled to a deduction in the amount of ordinary income recognized by the optionee provided the Company satisfies certain federal income tax withholding requirements.

  The exercise of an incentive stock option may result in alternative minimum tax liability to the optionee because the excess of the fair market value of stock received on the exercise of an incentive stock option over the exercise price is defined as an item of "tax preference" for purposes of determining alternative minimum taxable income.

  NONQUALIFIED STOCK OPTIONS. The taxability of nonqualified stock options is governed by Section 83 of the Code. An optionee under the Employee Plan should not be required to recognize income on the grant of a nonqualified stock option, because such options, which will not be actively traded on an established market, have no readily ascertainable fair market value. Instead, the optionee generally will recognize ordinary income upon the exercise of a nonqualified stock option. The amount of income recognized upon the exercise of a nonqualified stock option will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price for such shares, regardless of whether the exercise price is paid in cash or in Common Stock, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture.

  If the sale of shares received on the exercise of a nonqualified stock option would subject the optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, then, unless the optionee elects to recognize income at the time of receipt of such shares by timely filing an election under Section 83(b) of the Code, the optionee will not recognize ordinary income until six months less one day after the date of exercise. In either case, the amount of income recognized is measured with respect to the fair market value of the Common Stock at the time the income is recognized.

  In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a nonqualified stock option the Company will be entitled to a deduction in the amount of ordinary income so recognized by the optionee, provided the Company satisfies certain federal income tax withholding requirements. Deduction will, in general, be allowed for the same taxable year in which ordinary income is recognized by the optionee.

PLAN BENEFITS

  The table below identifies the number of options under the Employee Plan that have been issued to the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group and all other employees as a group. As of the Record Date, the Closing price of a share of Common Stock of the Company was $4.25 per share.

                                                               NUMBER
      NAME AND POSITION                                      OF OPTIONS
      -----------------                                      ----------
      Howard K. Schmidt,
       President and Chief Operating Officer                      -0-
      C. Robert Kline, Jr.(1)(2)
       Chief Operating Officer                                100,000
      Lawrence K. King(3)
       Executive Vice President and Chief Financial Officer    60,000
      Executive Officer Group (10 persons)                    288,157
      Non-Executive Director Group                                -0-
      Non-Executive Officer Employee Group                    960,943

- --------
(1) Dr. Kline commenced employment with the Company on June 12, 1994.
(2) Dr. Kline resigned as an officer of the Company on April 23, 1996.
(3) Mr. King resigned as an officer of the Company on September 30, 1995.

VOTE REQUIRED

  The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, present in person or represented by proxy at the Annual Meeting and voting together as a single class, is required to approve the Employee Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 APPROVING THE EMPLOYEE PLAN.

                                  PROPOSAL 2

                       APPROVAL OF AMENDED AND RESTATED
                   1992 OUTSIDE DIRECTORS' STOCK OPTION PLAN

GENERAL

  On April 26, 1996, the Board of Directors approved amendments to the Company's Amended and Restated 1992 Outside Directors' Stock Option Plan (the "Outside Directors' Plan"), subject to approval by the shareholders of the Company. The Outside Directors' Plan is being submitted to the shareholders of the Company at the Annual Meeting for their approval.

  Under the Outside Directors' Plan the Company may grant stock options to any Director who is not a full-time salaried employee of the Company ("Outside Director"). The purpose of the Outside Directors' Plan is to encourage the continued service of qualified Outside Directors and to provide them with additional incentive to assist the Company in achieving its growth objectives. There are currently five Directors who are eligible to participate in the Outside Directors' Plan.

  The exercise price of all options granted under the Outside Directors' Plan is the market price of the Common Stock on the date of the grant. Options may be exercised over a ten year period from the date of grant. Options granted under the Outside Directors' Plan are not transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

AMENDMENTS TO THE OUTSIDE DIRECTORS' PLAN

  The Outside Directors' Plan has been amended to provide that grants of stock options shall be made to Eligible Directors (as defined in the Outside Directors' Plan) automatically under a formula. The Compensation Committee will no longer administer the Outside Directors' Plan to the extent of selecting eligible directors, establishing the number of shares issued under the grants, or determining the vesting schedule for any grant made under the Outside Directors' Plan. According to the Outside Directors' Plan formula, each eligible Director who has served since any previous annual meeting will be granted a yearly automatic option to purchase 20,000 shares of the Company's Common Stock, with the exception of Dr. Philip Shaffer, who will receive a yearly automatic option to purchase 50,000 shares of the Company's Common Stock.

  The Outside Directors' Plan has been further amended to provide that, if a Director is elected to the Board by the remaining Directors to fill a vacancy or to fill a newly created directorship or by a vote of shareholders at a special meeting, that Director will receive the pro rata portion of an option to purchase 20,000 shares for the period of that Director's service between his initial appointment to the Board and the next annual meeting of shareholders.

  The Outside Directors' Plan has been further amended to provide that options granted under the plan shall automatically become fully exercisable upon a "Change of Control" of the Company. A "Change of Control" shall have occurred if and only if any of the following events have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; (b) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest;
(c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new Director whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

  The Outside Directors' Plan currently requires that payment for shares upon exercise of an option granted pursuant to such plan be paid in full at the time of the exercise, in cash or by means of tendering theretofore owned Common Stock which had been held by the participant for more than six months. The Outside Directors' Plan has been amended to allow the Board to provide for procedures to permit the exercise of options by the use of the proceeds to be received from the sale of Common Stock issuable pursuant to an option. In addition, the Plan has been amended to provide that an option granted under the Outside Directors' Plan will be accelerated in the event that the Eligible Director holding the option ceases to serve as a Director by reason of death, disability or mandatory retirement.

  A complete copy of the Outside Directors' Plan, as amended, restated and approved by the Company's Board of Directors, is attached to this Proxy Statement as Appendix B.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a general description of the federal income tax consequences of options granted and exercised under the Outside Directors' Plan based upon present tax law which is subject to change. Each optionee should consult with his or her own tax advisor with respect to the specific tax treatment of his or her particular transactions under the Plan.

  Options issued under the Outside Directors' Plan are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Incentive stock options may only be issued to employees. Options issued under the Outside Directors' Plan are referred to herein as "nonqualified stock options."

  The taxability of nonqualified stock options is governed by Section 83 of the Code. The recipients of nonqualified stock options should not be taxed upon the grant of such options, because such options, which will not be actively traded on an established market, have no readily ascertainable fair market value. The optionee will, in general, recognize ordinary income in the year in which the nonqualified option is exercised, equal to the excess of the fair market value of the purchased shares at the date of exercise over the exercise price, and the optionee will be required to satisfy the income tax withholding requirements. If the shares purchased by an optionee are subject to the insider trading restrictions of Section 16(b) of the Exchange Act, the taxation of the income may be deferred from the date of exercise to the date the optionee becomes free to sell the shares without liability under Section 16(b). The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the nonqualified option, provided the Company complies with applicable income tax withholding requirements. Deduction will, in general, be allowed for the same taxable year in which ordinary income is recognized by the optionee.

  The excess of the fair market value of the purchased shares of Common Stock at the date of exercise over the exercise price will, in general, have to be reported as ordinary income for the year of exercise. These shares will have a tax basis equal to such fair market value, and their holding period will, in general, be measured from their date of transfer to the optionee.

PLAN BENEFITS

  The table below identifies the number of options under the Outside Directors' Plan that have been issued to the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group and all other employees as a group. As of the Record Date, the Closing price of a share of Common Stock of the Company was $4.25 per share.

                                                              NUMBER
                        NAME AND POSITION                    OF SHARES
                        -----------------                    ---------
      Howard K. Schmidt,
       President and Chief Executive Officer                      -0-
      C. Robert Kline, Jr.(1)(2)
       Chief Operating Officer                                    -0-
      Lawrence K. King(3)
       Executive Vice President and Chief Operating Officer       -0-
      Executive Officer Group (10 persons)                        -0-
      Non-Executive Director Group                            118,383(4)(5)
      Non-Executive Officer Employee Group                        -0-

- --------
(1) Dr. Kline commenced employment with the Company on June 12, 1994.
(2) Dr. Kline resigned as an officer of the Company on April 23, 1996.
(3) Mr. King resigned as an officer of the Company on September 30, 1995.
(4) The Compensation Committee has previously granted 50,000 options to Philip
    C. Shaffer, 20,000 options to Thomas J. Smith and 20,000 options to David
    R. Sincox. The options in these grants were priced at $5.50, $4.125 and $4.675, respectively, for Dr. Shaffer and Messrs. Smith and Sincox, the then fair market value of the shares at the respective dates of the grants. In addition, the Committee has granted options to purchase 20,000 shares of the Company's Common Stock to Marc W. Eller under the Outside Directors' Plan. These options to Mr. Eller were granted prior to the amendments to the Outside Directors' Plan by the Board. Mr. Eller's options cannot be awarded until his appointment to the Board of Directors is approved by the Company's shareholders. If elected at the Annual Meeting, his options will be priced at the fair market value of the shares on the date of the Annual Meeting.
(5) Messrs. Berman and Arberg were appointed to the Board of Directors after the Board amended the Company's Outside Directors' Plan, subject to shareholder approval at the Annual Meeting. If Messrs. Berman and Arberg are elected as Directors by the shareholders at the Annual Meeting they will receive options to purchase 4,383 shares and 4,000 shares, respectively, of the Company's Common Stock at the fair market value of the Company's Common Stock on the date of the Annual Meeting.

VOTE REQUIRED

  The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, present in person or represented by proxy at the Annual Meeting and voting together as a single class, is required to approve the Outside Directors' Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2 APPROVING THE OUTSIDE DIRECTORS' PLAN.

                                OTHER BUSINESS

  The Board of Directors does not intend to present any other matter(s) at the Annual Meeting and, at this date, has not been informed that any other matters will be presented at the Annual Meeting by others. If, however, any other matter does properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  In the event that a shareholder desires to have a proposal formally considered at the 1997 annual meeting of shareholders and included in the proxy statement for that meeting, the proposal must be received in writing by SI Diamond Technology, Inc. at its executive offices on or before March 31, 1997.

  THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO: SI DIAMOND TECHNOLOGY, INC., 12100 TECHNOLOGY BOULEVARD, AUSTIN, TEXAS 78727, ATTN: INVESTOR RELATIONS DEPARTMENT.

                                          By Order of the BOARD OF DIRECTORS,


                                          /s/ Howard K. Schmidt
                                          Howard K. Schmidt
                                          President and Chief Executive
                                           Officer

June 28, 1996

                                  APPENDIX A

                             AMENDED AND RESTATED
                           1992 STOCK OPTION PLAN OF
                          SI DIAMOND TECHNOLOGY, INC.

1. Purpose

  SI Diamond Technology, Inc. (the "Corporation") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Corporation and its shareholders. By affording key personnel the opportunity to acquire proprietary interests in the Corporation and by providing them incentive to put forth maximum efforts for the success of the business, the Amended and Restated 1992 Stock Option Plan of SI Diamond Technology, Inc. (the "1992 Plan") is expected to contribute to the attainment of those objectives.

2. Scope and Duration

  Options under the 1992 Plan may be granted in the form of Awards ("Awards") of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Nonqualified Options"). (Unless otherwise indicated, references in the 1992 Plan to "options" include Incentive Options and Nonqualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1992 Plan is 3,000,000 shares of the Common Stock of the Corporation ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Corporation. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1992 Plan shall have been terminated) become available for subsequent option grant under the 1992 Plan. As provided in paragraph 13, the 1992 Plan shall become effective on March 16, 1992, and unless terminated sooner pursuant to paragraph 14, the 1992 Plan shall terminate on March 15, 2002, and no option shall be granted hereunder after that date.

3. Administration

  The 1992 Plan shall be administered by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). Effective upon the Corporation being registered under Section 12 of the Securities Exchange Act of 1934, the Committee shall consist of two or more members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 pursuant to the Securities Exchange Act of 1934.

  The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1992 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Nonqualified Options; to interpret the 1992 Plan; to prescribe, amend, and rescind regulations relating to the 1992 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1992 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1992 Plan. The Committee may also, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this 1992 Plan or an Award or otherwise amend and modify an Award in any manner that is either (i) not adverse to the participant holding such Award or (ii) consented to by such participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the

Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, or such person, may have under the 1992 Plan.

4. Eligibility; Factors to be Considered in Granting Options

  Incentive Options shall be limited to persons who have been regular full-time employees of the Corporation or its present and future subsidiaries for more than one year, and, at the grant of any options, are in the employ of the Corporation or its present and future subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Committee shall take into account the nature of employees' duties, their present and potential contributions to the success of the Corporation, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1992 Plan. An employee who had been granted an option or options under the 1992 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Nonqualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Committee believes has contributed, or will contribute, to the success of the Corporation. Directors of the Corporation who are not salaried employees of or exclusive, full-time consultants to the Corporation or its present and future subsidiaries may not receive options under the 1992 Plan.

5. Option Price

  The purchase price of the Common Stock covered by each option shall be determined by the Committee and, in the case of Incentive Options, shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. In the case of Nonqualified Options, the purchase price of an option shall generally be Fair Market Value, although the Committee may grant options with option prices of less than Fair Market Value. Such price shall be subject to adjustment as provided in paragraph 12 below. The Committee shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted.

6. Term of Option

  The term of each option shall be not more than ten (10) years from the date of grant, as the Committee shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below.

7. Exercise of Options

  (a) Except as provided below, no option granted under the 1992 Plan shall be exercisable prior to the expiration of the first year of its term. Thereafter, subject to the provisions of the 1992 Plan and unless otherwise provided in the option agreement, an option granted under the 1992 Plan shall become exercisable in full at the earlier of the holder's death or the fourth anniversary of the date of grant. Prior thereto, each option shall become exercisable in cumulative installments as follows: to the extent of 25% of the number of shares originally covered thereby on the first anniversary of the date of grant of the option; and to the extent of an additional 25% of the number of shares originally covered thereby on the second, third and fourth anniversary, respectively, of the date of grant of the option. In its discretion, the Committee may, in any case, prescribe different installments or provide that an option may be exercisable in full immediately upon the date of its grant. Notwithstanding the installments set forth above, the Committee may in its sole discretion, provide that an option shall immediately become exercisable in full upon the happening of any of the following events: (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Corporation) for all, or any part of, the Common Stock; (ii) the approval by the shareholders of the Corporation of an agreement for a merger in which the Corporation will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Corporation's assets;
(iii) with respect to an employee, on his 65th birthday; or (iv) with respect to an employee, on the employee's involuntary termination from employment. In the event of a question or controversy as to whether any of the events hereinafter described has taken place, a determination by the Committee that such event has or has not occurred shall be conclusive and binding upon the Corporation and participants in the 1992 Plan.

  (b) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Section 6 hereof, by the delivery to the Corporation, at its principal executive offices, of (i) written notice of exercise in the form specified by the Committee specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein;
(ii) payment of the purchase price; and (iii) in the case of Nonqualified Options, payment in cash of all withholding tax obligations imposed on the Corporation by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Corporation shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection 7 (b), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Corporation for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

  (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Corporation; in addition, subject to compliance with applicable laws and regulations and such conditions as the Committee may impose, the Committee, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Corporation which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner. The Committee may also allow an Optionee to exercise an option by use of the proceeds to be received from the sale of Common Stock issuable pursuant to the option.

  (d) An Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Corporation. For purposes of this Plan, a "Change of Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is then subject to such reporting requirement; (b) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person's attaining such percentage interest;
(c) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter or
(d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new Director whose election or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

  (e) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then a regular full-time employee of the Corporation or a subsidiary and unless the employee has remained in the continuous employ of the Corporation, any of its subsidiaries or any combination thereof for one year from the date of its grant.

8. Incentive Options

  (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Corporation, its parent or subsidiary corporations with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during the calendar year (under all incentive stock option plans of the Corporation and its parent and subsidiary corporations, as those terms are defined in Section 425 of the
Code) shall not exceed $100,000.

  (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Corporation or any of its subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within five (5) years from the date of the grant.

  (c) In the event of amendments to the Code or applicable regulations relating to the Incentive Options subsequent to the date hereof, the Corporation may amend the provisions of the 1992 Plan, and the Corporation and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

9. Non-Transferability of Options

  Incentive Options granted under the 1992 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and Incentive Options may be exercised during the lifetime of the employee only by the employee.

10. Termination of Employment

  In the event that the employment of an employee to whom an option has been granted under the 1992 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1992 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within 30 days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for Cause shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "Cause" shall mean conduct amounting to fraud, dishonesty, or negligence, or engaging in competition or solicitations in contradiction and breach of any applicable employment agreement between the Corporation and Holder. In the event of such termination not for Cause, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting of exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either (i) not adverse to the participant or (ii) consented to by such participant. Options granted to employees under the 1992 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular full-time employee of the Corporation or any of its subsidiaries. Any option agreement or any rules and regulations relating to the 1992 Plan may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1992 Plan or in any option granted pursuant to the 1992 Plan shall confer upon any employee any right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate such employment at any time.

11. Death of Employee

  If an employee to whom an option has been granted under the 1992 Plan shall die while employed by the Corporation or a subsidiary, or within 30 days after the termination of such employment (other than termination for Cause), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, at any time within six (6) months after the date of the employee's death, but not later than the date on which the option terminates.

12. Adjustment Upon Changes in Capitalization, etc.

  Notwithstanding any of the provisions of the 1992 Plan, the Committee may, at any time, make or provide for such adjustments to the 1992 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect to outstanding options and rights, including, in its discretion, revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

13. Effective Date

  The 1992 Plan, as amended, shall become effective upon approval by the Corporation's shareholders. The date of grant of any option granted prior to such approval by the shareholders shall be determined for all purposes as if the option had not been subject to such approval; provided, however, that no option granted under the 1992 Plan, as amended, may be exercised prior to the approval of the 1992 Plan, as amended, by the shareholders of the Corporation.

14. Termination and Amendment

  The Committee of the Corporation may suspend, terminate, modify or amend the 1992 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1992 Plan, materially increase the benefits accruing to participants under the 1992 Plan, or materially modify the requirements as to eligibility for participation in the 1992 Plan, shall be subject to the approval of the Corporation's shareholders, except that any such increase or modification that may result from adjustments authorized by paragraph 12 does not require such approval. No suspension, termination, modification or amendment of the 1992 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, affect the rights of such employee under such option.

15. Miscellaneous

  As said term is used in the 1992 Plan, the "Fair Market Value" of a share of Common Stock on any day shall be deemed to mean:

    (a) if the shares of Common Stock are listed on a national securities exchange, the average of the highest and lowest sales price per share of the Common Stock on the principal such national securities exchange on that date, or if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

    (b) if the shares of Common Stock are not so listed but are quoted on the NASDAQ National Market System, the average of the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

    (c) if the Common Stock is not so listed or quoted, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ; or

    (d) in all other events, "Fair Market Value" shall be determined by the Board of Directors in good faith.

  The Committee may require, as a condition to the exercise of any options granted under the 1992 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1992 Plan shall be duly listed, upon official notice of issuance, upon the stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Corporation such documents, agreements and investment and other representations as the Committee shall determine to be in the best interests of the Corporation.

  IN WITNESS WHEREOF, the undersigned have set their hands and seals this 26th day of April, 1996.

/s/ Howard K. Schmidt                     /s/ Wilburn O. McDonald, Jr.
- -------------------------------           -------------------------------------
Howard K. Schmidt                         Wilburn O. McDonald, Jr.
Chief Executive Officer and               Corporate Secretary
President

                                  APPENDIX B

                          SI DIAMOND TECHNOLOGY, INC.
                             AMENDED AND RESTATED
                   1992 OUTSIDE DIRECTORS' STOCK OPTION PLAN

  1. DEFINITIONS. As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

    (a) "Board" shall mean the Board of Directors of the Company.

    (b) "Company" shall mean SI Diamond Technology, Inc.

    (c) "Common Stock" shall mean the common stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

    (d) "Date of Grant" shall mean the date of each annual meeting of the shareholders of the Company.

    (e) "Fair Market Value" of a share of Common Stock on a particular date shall be deemed to mean:

      (i) if the shares of Common Stock are listed on a national securities exchange, the average of the highest and lowest sales price per share of the Common Stock on the principal such national securities exchange on that date, or if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

      (ii) if the shares of Common Stock are not so listed but are quoted on the NASDAQ National Market System, the average of the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

      (iii) if the Common Stock is not so listed or quoted, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or

      (iv) in all other events, "Fair Market Value" shall be determined by the Board in good faith.

    (f) "Effective Date of the Plan" shall mean March 16, 1992.

    (g) "Eligible Director" shall mean any Director of the Company who is not a salaried employee of or exclusive, full-time consultant to the Company or its subsidiaries.

    (h) "Option" shall mean an Eligible Director's stock option to purchase stock granted pursuant to the provisions of Article 4 hereof.

    (i) "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

    (j) "Option Price" shall mean the price at which an Optionee may purchase a share of Common Stock under a Stock Option Agreement.

    (k) "Plan" shall mean the SI Diamond Technology, Inc. Amended and Restated 1992 Outside Directors' Stock Option Plan, as hereby amended, the terms of which are set forth herein.

    (1) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Common Stock in accordance with the Plan.

    (m) "Subsidiary" of the Company shall mean any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

  2. THE PLAN.

  (a) Name. This Plan shall be known as the "SI Diamond Technology, Inc. Amended and Restated 1992 Outside Directors' Stock Option Plan."

  (b) Purpose. This Plan is intended as an incentive to retain and attract Eligible Directors of training, experience and ability to serve as independent directors of the Board and to afford Eligible Directors of the Company an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as Directors and to provide them additional incentives to achieve the growth objectives of the Company.

  (c) Termination Date. The Plan shall terminate and no further Options shall be granted hereunder upon the tenth anniversary of the Effective Date of the Plan.

  3. SHAREHOLDER APPROVAL. All Options granted pursuant to this Plan, as hereby amended, are subject to, and may not be exercised before, the approval of this Plan, as hereby amended, by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company that are present, or represented, and entitled to vote at a meeting of the Company's shareholders.

  4. DESIGNATION OF PARTICIPANTS; AUTOMATIC GRANT OF OPTIONS. On the date of each annual meeting of shareholders of the Company, each Eligible Director who has served as such since the next previous annual meeting of shareholders, with the exception of Dr. Philip Shaffer, shall receive options to purchase 20,000 shares of the Company's Common Stock pursuant to the provisions of the Plan. On the date of each annual meeting of shareholders Dr. Philip Shaffer shall receive options to purchase 50,000 shares of Common Stock pursuant to the Plan, as long as he remains an Eligible Director.

  If an Eligible Director begins his or her service on the Board after any held annual meeting of shareholders of the Company, whether by appointment by the Board or pursuant to a vote at a special meeting of the shareholders of the Company, such Eligible Director shall receive options at the next successive annual meeting of shareholders to purchase the nearest whole number of shares of Common Stock pursuant to the Plan resulting from the product of
(a) 20,000 multiplied by (b) a fraction (i) the numerator of which is the number of days which have elapsed between the commencement of such Eligible Director's service and the date of the next successive annual meeting of shareholders, and (ii) the denominator of which is 365; provided however, that any Eligible Director beginning such service after a held annual meeting of shareholders shall be entitled to a maximum grant of options to purchase 20,000 shares of the Company's Common Stock at such next successive annual meeting of shareholders.

  Notwithstanding the foregoing, in the case of any grant of Options made on a date subsequent to the Effective Date, such grant shall only be made if the number of shares subject to future grant under this Plan is sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant.

  5. STOCK OPTION AGREEMENT, OPTION GRANT AND NUMBER OF SHARES. Each Option granted hereunder shall be embodied in a Stock Option Agreement, which shall be subject to the terms and conditions set forth herein and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company. Each Option Agreement shall state the Options' number, duration, time of exercise, vesting schedule and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

  6. COMMON STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in
Section 11 hereof, a total of 500,000 Shares of Common Stock shall be reserved for issuance upon the exercise of Options granted pursuant to this Plan. The shares subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any parent or Subsidiary of the Company, in its treasury. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance to an Optionee; provided, however, that shares of Common Stock with respect to which an Option has been exercised shall not again be available for any grant of options hereunder, pursuant to this Plan. Common Stock subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options.

  7. OPTION PRICE. The purchase price of each share of Common Stock that is subject to an Option granted pursuant to this Plan shall be 100% of the Fair Market Value of such share of Common Stock on the Date of Grant.

  8. OPTION PERIOD. Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any shares of Common Stock not purchased by the Optionee upon the expiration of the tenth anniversary of the Date of Grant.

  9. EXERCISE OF OPTIONS.

  (a) Options granted pursuant to this Plan shall be exercisable on a cumulative basis, as follows:

  Until the first anniversary of the Date of Grant of each Option under the Plan, 6.25% of the number of shares in the Option grant shall vest every three months from such Date of Grant so that 25% of the Option shall be vested on the first anniversary of such Option grant. Thereafter, an additional 25% of each Option shall vest on the second, third and fourth anniversary of the Date of Grant, respectively.

  (b) An Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

  (c) In the event that an Optionee ceases to serve as an Eligible Director for any reason other than death, disability or mandatory retirement, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

  (d) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than 25 shares of Common Stock unless the remaining shares of Common Stock that are so exercisable are less than 25 shares of Common Stock.

  (e) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office.

  (f) In the event that an Optionee ceases to serve as an Eligible Director by reason of death, disability or mandatory retirement, at a time when an Option granted hereunder is still in force and unexpired under the terms of Section 8 hereof, each such unmatured Option shall be accelerated. Such acceleration shall be effective as of the date of death, disability or retirement, as appropriate, and each Option so accelerated shall be exercisable in full for so long as it is still in force and unexpired under the terms of Section 8 hereof.

  (g) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise before any shares of Common Stock are issued. Such purchase price shall be payable in cash or by means of tendering theretofore owned Common Stock which has been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or any combination thereof. The Board may also provide for procedures to permit the exercise of Options by the use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Option. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

  10. NONTRANSFERABILITY OF OPTION. Options may not be transferred or assigned by an Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an Optionee, an Option may be exercised only by the Optionee (or by his guardian or legal representative, should one be appointed). In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative. Any attempted transfer of an Option in violation of this Section 10 shall be null, void and of no effect.

  11. ADJUSTMENTS.

  (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

  (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board may adjust proportionally (i) the number of shares of Common Stock reserved under these Options; and (ii) the exercise price of such Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume stock options by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, the termination of unexercised options in connection with such transaction.

  (c) An Option granted under the Plan shall be accelerated and become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change of Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; (b) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new Director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

  The foregoing adjustments and the manner of applications thereof shall be determined solely by the Board. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

  12. PURCHASE FOR INVESTMENT. Unless the Options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

  13. TAXES. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Options granted to any Optionee hereunder.

  14. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN. The Board may at any time terminate the Plan, and may at any time and from time to time, and in any respect, amend or modify the Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent or (b) no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 (or any successor provision) under the Exchange Act in order to preserve the applicability of any exemption provided by such rule to any Option then outstanding or to the extent shareholders' approval is otherwise required by applicable legal requirements.

  15. STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the Plan may provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.

  16. GOVERNMENT REGULATIONS. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems as may be required.

  17. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

  18. EFFECTIVE DATE OF PLAN. This Plan, as hereby amended, shall be effective as of the date it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this Plan, as currently amended, is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders held on or before December 31, 1996. If the stockholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of options hereunder shall be null and void.

  19. MISCELLANEOUS. The granting of any Option shall not impose upon the Company or Board any obligation to nominate any Optionee for election as a director, and the right of the stockholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.

  20. RELATIONSHIP TO OTHER COMPENSATION PLANS. The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

  21. MISCELLANEOUS.

  (a) Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

  (b) Singular, Plural; Gender. Whenever used herein nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

  (c) Headings, etc., No Part of Plan. Headings of articles and paragraphs hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

  IN WITNESS WHEREOF, the undersigned have set their hands and seals this 26th day of April, 1996.

SI DIAMOND TECHNOLOGY, INC.

/s/ Howard K. Schmidt                     /s/ Wilburn O. McDonald, Jr.
- -------------------------------           -------------------------------------
Howard K. Schmidt                         Wilburn O. McDonald Jr.
Chief Executive Officer and               Corporate Secretary
President

PROXY                                                                      PROXY
                          SI DIAMOND TECHNOLOGY, INC.
                      1996 ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Howard K. Schmidt, Marc W. Eller and Douglas
P. Baker and each of them as proxies, with full power of substitution, to vote as designated on the reverse side, all shares of Common Stock, Series A Convertible Preferred Stock and Series E Preferred Stock of SI Diamond Technology, Inc. (the "Company"), held by the undersigned, at the Annual Meeting of Shareholders of the Company to be held on July 29, 1996, at 10:00 a.m. (CDT), at the offices of the Company, which are located at 12100 Technology Boulevard, Austin, Texas 78727, or any adjournments thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting.

  IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, YOU MAY JUST SIGN AND DATE BELOW AND MAIL IN THE POSTAGE PAID ENVELOPE PROVIDED. SPECIFIC CHOICES MAY BE MADE ON THE REVERSE SIDE. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE SHARES REPRESENTED WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

                                       DATED:  __________________________, 1996
                                       SIGNATURE: _____________________________
                                       SIGNATURE: _____________________________
                                       (NOTE: PLEASE SIGN EXACTLY AS NAME(S)
                                       APPEARS HEREON. JOINT OWNERS SHOULD
                                       EACH SIGN. WHEN SIGNING AS ATTORNEY,
                                       EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                       GUARDIAN, PLEASE GIVE FULL TITLE.)

                                       DO YOU PLAN TO ATEND THE ANNUAL
                                        MEETING? ______________________________

                               (See Reverse Side)
                               PROXY (CONTINUED)

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR Item 1 all nominees listed below for election as directors; FOR Item 2 ratification of Coopers & Lybrand, L.L.P. as independent accountants and auditors; FOR Item 3 approval of the Amended and Restated 1992 Stock Option Plan; FOR Item 4 approval of the Amended and Restated 1992 Outside Directors' Stock Option Plan; and in the discretion of the persons named as proxies with respect to any other business that may properly come before the meeting. The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.

(1) Election of Directors.    FOR ALL [_]     WITHHOLD AUTHORITY TO VOTE FOR [_]
                      (EXCEPT AS SPECIFIED BELOW)

             TERM ENDING 1997:           TERM ENDING 1999:
                                           Ronald J. Berman
              Lee B. Arberg                Howard K. Schmidt
              Marc W. Eller                Thomas J. Smith

Instructions: To withhold vote for individual(s) write name(s) below.
- --------------------------------------------------------------------------------

   (2) Ratify appointment of Coopers & Lybrand, L.L.P. as  FOR AGAINST ABSTAIN
       independent accountants and auditors for 1996.      [_]   [_]     [_]
   (3) To approve Amended and Restated 1992 Stock Option   FOR AGAINST ABSTAIN
       Plan.                                               [_]   [_]     [_]
   (4) To approve Amended and Restated 1992 Outside Di-    FOR AGAINST ABSTAIN
       rectors' Stock Option Plan.                         [_]   [_]     [_]

                                                 (Sign and date on reverse side)